Exhibit 10.2

February 16, 2005

BY FAX and FEDERAL EXPRESS

Neose Technologies Inc.
102 Witmer Road
Horsham, PA 19044
USA

Attention: Head of Business Development
Fax: + 1 215-315 9100

Attention: General Counsel
Fax: + 1 215-315 9100

Re:

Research, Development and License Agreement Between Neose Technologies, Inc. and Novo Nordisk A/S dated as of November 17, 2003, as amended December 18, 2003 and October 12, 2004 (the “Agreement”) (relating to ******)

Ladies and Gentlemen:

The purpose of this letter is to amend the Agreement in certain respects to reflect our recent discussions.  Capitalized terms used and not otherwise defined in this letter are used as defined in the Agreement.  We have agreed as follows:

1.	Section 3.3.1 of the Agreement is hereby amended and restated in its entirety as follows:

US$****** (******) upon the ****** to occur of:  (i) the first date on which there shall be a candidate which has been shown to meet the ****** for the New ****** Product, and Neose shall have delivered to Novo ****** for the production of such candidate; and (ii) ******.

2.

In consideration of the amendment of Section 3.3.1 of the Agreement, Novo agrees that any amounts ****** to Neose by Novo in respect of Project-Related Costs for ******, which amounts have ****** by Neose for ****** on or before ****** (the “****** Amount”), shall be ******.  Any amounts expended by Neose in excess of the ****** Amount, from ****** through the date on which payment is due under Section 3.3.1 of the Agreement (as amended above), in respect of ****** under the Work Plan shall be ****** the amount payable by Novo pursuant to Section 3.3.1 of the Agreement (as amended above), and shall be ****** on the date such payment is due under such Section 3.3.1. Further, Neose will consult with Novo regarding the studies and activities initiated relating to Project-Related Costs for ****** until the date on which ****** under Section 3.3.1 of the Agreement (as amended above).

****** — Material has been omitted and filed separately with the Commission.

Neose Technologies, Inc.
February 16, 2005

3.

This letter amends the Agreement only as herein set forth and in all other respects the Agreement is ratified and confirmed.  Two originals of this letter amendment are enclosed in our Federal Express package, each of which has been executed on behalf of Novo. Please indicate the agreement of Neose with the terms of this letter by having this letter executed on behalf of the company in the space provided below, and return one fully executed copy to Novo Nordisk A/S by fax (+ 45 44 42 18 30) and Federal Express or DHL courier (each to the attention of Jannie Fuhlendorff, Scientific Licensing).

Sincerely yours,

Jannie Fuhlendorff
Scientific Licensing
Novo Nordisk A/S

ACCEPTED AND AGREED

NEOSE TECHNOLOGIES INC.		NOVO NORDISK A/S

By:	/s/ JOSEPH J. VILLAFRANCA	By:	/s/ FINN BENNED HANSEN

Name:	Joseph J. Villafranca	Name:	Finn Benned Hansen
Title:	Executive Vice President	Title:	Vice President
Business Development & Patents

****** — Material has been omitted and filed separately with the Commission.